THIRD MODIFICATION AGREEMENT

     THIS Third Modification Agreement (the "Third Modification"), made as of the 16th day of December, 1998, between FLEET BANK, N.A. (formerly know as NatWest Bank N.A.), a national banking association, having a banking office at 208 Harristown Road, Glen Rock, New Jersey 07452 (the "Bank") and SUPREMA SPECIALTIES, INC., a New Jersey corporation with its principal office located at 510 East 35th Street, Paterson, New Jersey 07543-0780 (the "Borrower").

                              W I T N E S S E T H:

     WHEREAS, on March 29, 1996, the Bank loaned to the Borrower the sum of $1,050,000 and the Borrower executed and delivered to the Bank its promissory note in the sum of ONE MILLION AND FIFTY THOUSAND AND 00/100 DOLLARS (the "Mortgage Note"), payable as more particularly set forth therein; and

     WHEREAS, the Borrower, to secure said indebtedness, on the aforesaid date made, executed and delivered to the Bank a certain mortgage covering lands and premises situate, lying and being in the City of Paterson, County of Passaic and State of New Jersey (the "Premises"), which mortgage was recorded in the Office of the Register of Passaic County on April 17, 1996, in Volume V159, Page 053, et seq. (the "Original Mortgage"); and

     WHEREAS, pursuant to a Modification Agreement dated as of October 31, 1996, which modification was recorded in the Office of the Register of Passaic County on January 17, 1997, in Volume 254 Page 195, et seq., the Original Mortgage was modified, inter alia, to provide that it secured a portion of a certain term loan dated October 31, 1996 made by the Bank to the Borrower (the "Term Loan"); and

     WHEREAS, pursuant to a Second Modification Agreement dated as of January 5, 1998, which modification was recorded in the Office of the Register of Passaic County on January 30, 1998 in Volume 267 Page 160 et seq., the Original Mortgage was modified, inter alia, to (i) delete all references in the Original Mortgage to the Term Loan and the term note (which had been paid off); and (ii) to provide that the Original Mortgage secured (a) a certain bridge loan (the "Bridge Loan") in the principal amount of up to $10,000,000, and (b) certain revolving credit loans (the "Revolving Credit Loans") in the aggregate principal amount of up to $25,000,000; and

     WHEREAS, the Bank and the Borrower have agreed to further modify the Original Mortgage to (i) delete all references in the


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Original  Mortgage  to the  Bridge  Loan  (which  has been  paid  off),  and the
Revolving Credit Loans (which is being modified and will be secured pursuant to a certain (second) mortgage and security agreement executed the date hereof), and (ii) to provide that the Original Mortgage also secures the reimbursement and repayment obligations of the Borrower under a certain irrevocable letter of credit (letter of credit #JS167748) in the face amount of $400,000 issued by the Bank for the account of the Borrower (the "Letter of Credit"); and

     WHEREAS, the Original Mortgage as modified through the date hereof is referred to herein as the "Mortgage"; and

     WHEREAS, the Borrower represents that its execution of this Agreement will inure to its economic benefit and will be in furtherance of its established purpose;

     NOW, THEREFORE, in consideration of the premises, and the sum of One ($1.00) Dollar paid by each of the parties to the other, the receipt whereof is hereby acknowledged, and for other good and valuable consideration, the parties hereto covenant and agree as follows:

     1. Modifications. The Borrower and the Bank agree to modify the Mortgage as follows:

     (a) The second recital in the Mortgage shall be amended in its entirety as follows:

          "WHEREAS, the Mortgagee has made available to the Mortgagor a certain irrevocable letter of credit (letter of credit #JS167748) in the face amount of $400,000 issued by the Mortgagee for the account of the Mortgagor (the "Letter of Credit");

     (b) The third recital shall be deleted in its entirety and the fourth recital in the Mortgage shall become the third recital and shall be amended in its entirety to read as follows:

          "WHEREAS, this Mortgage is given and made by the Mortgagor to the Mortgagee as security for (i) the repayment of the indebtedness of the Mortgagor to the Mortgagee evidenced by the Mortgage Note, (ii) the reimbursement and repayment and all other obligations under the Letter of Credit by the Mortgagor, (iii) the performance of the terms, conditions and covenants of the Mortgagor set forth in the Mortgage Note, the Letter of


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          Credit,  and the other loan documents  executed in connection with any of the foregoing (hereinafter collectively referred to as the "Loan Documents"), and (iii) the payment of all other indebtedness, monetary obligations, liabilities and duties of the Mortgagor under the Mortgage Note, this Mortgage and the other Loan Documents;"

     (c) Section 8 of Article III of the Mortgage relating to the Term Loan is hereby deleted in its entirety.

     2. Existing Documentation. All terms and provisions of the Mortgage shall remain in full force and effect, except as herein modified.

     3. Miscellaneous.  This Agreement and the terms and provisions hereof shall
(i) inure to the benefit of and be binding upon the respective parties, their heirs, successors and assigns and shall (ii) be governed by and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written or have cause these presents to be signed by their proper corporate officers and their corporate seals hereto affixed the day and year first above written.

ATTEST:                                           SUPREMA SPECIALTIES, INC.



By:      _______________________                  By:  _________________________
         Steven Venechanos,                            Mark Cocchiola,
         Secretary                                     President

                                                  FLEET BANK, N.A.



                                                  By:  _________________________
                                                       Edward J. Waterfield,
                                                       Senior Vice President
Record and Return to:
Windels, Marx, Davies & Ives
120 Albany Street Plaza
New Brunswick, New Jersey  08901
Attn: Howard P. Lakind, Esq.


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STATE OF NEW JERSEY                 :
                                    :ss:
COUNTY OF MIDDLESEX                 :


     BE IT REMEMBERED, that on this 16th day of December, 1998, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Edward
J. Waterfield, who I am satisfied is the person who executed the within Modification Agreement as a Senior Vice President of Fleet Bank, N.A., the banking association named therein, and he did thereupon acknowledge that the said Modification Agreement made by the said banking association and delivered by him as such officer, is the voluntary act and deed of said banking association, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.



                                                  ______________________________
                                                  Howard P. Lakind, an attorney
                                                  at law of the State of New
                                                  Jersey


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


STATE OF NEW JERSEY                 :
                                    :ss:
COUNTY OF MIDDLESEX                 :


     BE IT REMEMBERED, that on this 16th day of December, 1998, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Mark Cocchiola, who I am satisfied is the person who executed the within Modification Agreement as President of Suprema Specialties, Inc., the corporation named therein, and he did thereupon acknowledge that the said Modification Agreement made by the said corporation and delivered by him as such officer, is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.



                                                  ______________________________
                                                  Notary Public



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